UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 24, 2006

Harbor Bankshares Corp

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Maryland

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 W. Fayette Street Baltimore, Maryland 21201

(Address and zip code of principal executive offices)

(410) 528-1800

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 2

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2006, Harbor Bankshares, Corporation issued a release on its results of operations for the year 2005, the text of which is included as Exhibit 99 to this report.

Item 7.01	REGULATION FD DISCLOSURE

The information provided under Item 2.02 and Exhibit 99 is also provided under this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Harbor Bankshares Corp

By:	/s/ Teodoro J. Hernandez

Name:	Teodoro J. Hernandez
Title:	Treasurer
Date:	Wednesday, January 25, 2006